Exhibit 99.01

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Royster-Clark, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2003 as filed with Securities and Exchange Commission on the date hereof (the “Report”), I, Francis P. Jenkins, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchanges Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ FRANCIS P. JENKINS, JR.
Francis P. Jenkins, Jr. Chief Executive Officer

May 13, 2003